                                                                   EXHIBIT 99.14

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-NC1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[XXX,XXX,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-NC1



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                        NEW CENTURY MORTGAGE CORPORATION
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                               [MASTER SERVICER]

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                    TRUSTEE



                               JANUARY [25], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-NC1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.






--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS



                                             AGGREGATE ORIGINAL PRINCIPAL      % OF AGGREGATE PRINCIPAL BALANCE      AVG CURRENT
RANGE ($)                  NUMBER OF LOANS             BALANCE                        AS OF CUT-OFF DATE                 BALANCE
--------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00            31                 $1,550,000.00                           0.18                      $49,283.86
50,000.01 - 75,000.00           439                 $27,675,332.00                          3.24                      $62,860.58
75,000.01 - 100,000.00          583                 $51,378,722.00                          6.02                      $87,855.22
100,000.01 - 125,000.00         596                 $66,917,817.00                          7.84                     $111,919.24
125,000.01 - 150,000.00         496                 $68,276,600.00                          8.00                     $137,228.30
150,000.01 - 175,000.00         362                 $58,705,460.00                          6.88                     $161,693.79
175,000.01 - 200,000.00         364                 $68,484,559.00                          8.03                     $187,608.83
200,000.01 - 225,000.00         301                 $64,453,296.00                          7.55                     $213,556.34
225,000.01 - 250,000.00         224                 $53,388,892.00                          6.26                     $237,684.29
275,000.01 - 300,000.00         392                $108,004,032.00                          12.66                    $274,851.05
300,000.01 - 333,700.00         197                 $62,321,367.00                          7.30                     $315,672.01
333,700.01 - 350,000.00          88                 $30,022,047.00                          3.52                     $340,397.52
350,000.01 - 600,000.00         436                $183,520,345.00                          21.51                    $420,023.17
600,000.01 -1,000,000.00         13                 $8,440,550.00                           0.99                     $648,500.23
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,522               $853,139,019.00                         100.00                    $188,169.26




RANGE ($)                      WA GROSS CPN        WA COMBLTV          GWAC WA FICO
-----------------------------------------------------------------------------------
25,000.01 - 50,000.00              8.131               60.09                    566
50,000.01 - 75,000.00              8.416               77.43                    565
75,000.01 - 100,000.00             7.760               77.44                    575
100,000.01 - 125,000.00            7.546               78.40                    585
125,000.01 - 150,000.00            7.529               77.18                    587
150,000.01 - 175,000.00            7.440               77.27                    591
175,000.01 - 200,000.00            7.316               76.95                    596
200,000.01 - 225,000.00            7.346               77.52                    605
225,000.01 - 250,000.00            7.166               76.34                    606
275,000.01 - 300,000.00            7.170               79.15                    607
300,000.01 - 333,700.00            6.907               79.14                    629
333,700.01 - 350,000.00            6.793               79.46                    627
350,000.01 - 600,000.00            6.758               80.42                    636
600,000.01 -1,000,000.00           6.338               77.79                    665
-----------------------------------------------------------------------------------
TOTAL:                             7.220               78.41                    607





PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE



                                           AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE      AVG CURRENT
RANGE ($)                  NUMBER OF LOANS           CUT-OFF DATE                     AS OF CUT-OFF DATE               BALANCE
--------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00            36                  $1,777,364.17                           0.21                     $49,371.23
50,000.01 - 75,000.00           440                 $27,795,761.41                           3.27                     $63,172.19
75,000.01 - 100,000.00          583                 $51,367,088.35                           6.04                     $88,108.21
100,000.01 - 125,000.00         592                 $66,356,586.21                           7.80                    $112,088.83
125,000.01 - 150,000.00         499                 $68,564,122.45                           8.06                    $137,403.05
150,000.01 - 175,000.00         364                 $59,008,202.03                           6.93                    $162,110.45
175,000.01 - 200,000.00         358                 $67,265,574.98                           7.91                    $187,892.67
200,000.01 - 225,000.00         303                 $64,753,128.04                           7.61                    $213,706.69
225,000.01 - 250,000.00         222                 $52,817,938.01                           6.21                    $237,918.64
275,000.01 - 300,000.00         391                 $107,492,642.04                         12.63                    $274,917.24
300,000.01 - 333,700.00         198                 $62,520,352.99                           7.35                    $315,759.36
333,700.01 - 350,000.00          89                 $30,320,628.68                           3.56                    $340,681.22
350,000.01 - 600,000.00         434                 $182,431,486.60                         21.44                    $420,349.05
600,000.01 -1,000,000.00         13                  $8,430,503.01                           0.99                    $648,500.23
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,522                $850,901,378.97                         100.00                  $188,169.26




RANGE ($)                       WA GROSS CPN        WA COMBLTV         GWAC WA FICO
-----------------------------------------------------------------------------------
25,000.01 - 50,000.00              8.162               62.25                    569
50,000.01 - 75,000.00              8.399               77.25                    565
75,000.01 - 100,000.00             7.758               77.53                    575
100,000.01 - 125,000.00            7.553               78.45                    585
125,000.01 - 150,000.00            7.524               77.22                    587
150,000.01 - 175,000.00            7.439               77.27                    591
175,000.01 - 200,000.00            7.311               76.91                    595
200,000.01 - 225,000.00            7.356               77.58                    604
225,000.01 - 250,000.00            7.153               76.20                    606
275,000.01 - 300,000.00            7.171               79.17                    608
300,000.01 - 333,700.00            6.912               79.20                    630
333,700.01 - 350,000.00            6.776               79.48                    626
350,000.01 - 600,000.00            6.759               80.40                    636
600,000.01 -1,000,000.00           6.338               77.79                    665
-----------------------------------------------------------------------------------
TOTAL:                            7.220                78.41                    607



CURRENT MORTGAGE RATES OF MORTGAGE LOANS



                                          AGGREGATE PRINCIPAL BALANCE AS OF  % OF AGGREGATE PRINCIPAL BALANCE      AVG CURRENT
MORTGAGE RATES (%)         NUMBER OF LOANS        CUT-OFF DATE                      AS OF CUT-OFF DATE               BALANCE
-------------------------------------------------------------------------------------------------------------------------------
4.999 AND LESS                    10             $2,831,796.35                           0.33                       $283,179.64
5.000 - 5.499                    118            $36,194,749.12                           4.25                       $306,735.16
5.500 - 5.999                    337            $81,700,424.11                           9.60                       $242,434.49
6.000 - 6.499                    433            $95,828,896.31                          11.26                       $221,313.85
6.500 - 6.999                    776            $168,086,329.70                         19.75                       $216,606.09
7.000 - 7.499                    643            $125,775,327.37                         14.78                       $195,607.04
7.500 - 7.999                    883            $155,107,584.88                         18.23                       $175,659.78
8.000 - 8.499                    487            $75,903,295.38                           8.92                       $155,858.92
8.500 - 8.999                    453            $62,394,746.55                           7.33                       $137,736.75
9.000 - 9.499                    200            $24,406,401.67                           2.87                       $122,032.01
9.500 - 9.999                    110            $13,670,847.98                           1.61                       $124,280.44
10.000 - 10.499                   33             $4,332,918.02                           0.51                       $131,300.55
10.500 - 10.999                   23            $2,729,861.33                            0.32                       $118,689.62
11.000 - 11.499                   11             $1,250,430.71                           0.15                       $113,675.52
11.500 - 11.999                   4               $628,338.74                            0.07                       $157,084.69
12.000 - 12.499                   1                $59,430.75                            0.01                        $59,430.75
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          4,522           $850,901,378.97                        100.00                       $188,169.26




MORTGAGE RATES (%)               WA GROSS CPN        WA COMBLTV      GWAC WA FICO
---------------------------------------------------------------------------------
4.999 AND LESS                       4.797               80.38                698
5.000 - 5.499                        5.243               77.91                694
5.500 - 5.999                        5.768               77.37                649
6.000 - 6.499                        6.231               76.43                630
6.500 - 6.999                        6.767               77.10                618
7.000 - 7.499                        7.236               79.29                611
7.500 - 7.999                        7.743               79.81                591
8.000 - 8.499                        8.223               80.20                571
8.500 - 8.999                        8.737               79.93                562
9.000 - 9.499                        9.215               78.87                546
9.500 - 9.999                        9.722               77.12                544
10.000 - 10.499                      10.221              76.73                531
10.500 - 10.999                      10.748              69.18                527
11.000 - 11.499                      11.170              68.42                530
11.500 - 11.999                      11.816              75.18                514
12.000 - 12.499                      12.050              70.00                548
---------------------------------------------------------------------------------
TOTAL:                                7.220              78.41                607


ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS



                                             AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE    AVG CURRENT
ORIGINAL TERM (MOS)       NUMBER OF LOANS             CUT-OFF DATE                      AS OF CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------------------------------------------
241 - 360                      4,522                $850,901,378.97                          100.00                    $188,169.26
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,522                $850,901,378.97                          100.00                    $188,169.26




ORIGINAL TERM (MOS)         WA GROSS CPN     WA COMBLTV       GWAC WA FICO
--------------------------------------------------------------------------
241 - 360                      7.220           78.41               607
---------------------------------------------------------------------------
TOTAL:                         7.220           78.41               607

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS


                                               AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE    AVG CURRENT
REMAINING TERM (MOS)        NUMBER OF LOANS           CUT-OFF DATE                        AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
241 - 300                          74                 $23,254,532.17                           2.73                     $314,250.43
301 - 360                        4,448               $827,646,846.80                          97.27                     $186,071.68
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           4,522               $850,901,378.97                          100.00                    $188,169.26


                           WA GROSS
REMAINING TERM (MOS)          CPN       WA COMBLTV    GWAC    WA FICO
-------------------------------------------------------------------------
241 - 300                    5.297        81.73                 729
301 - 360                    7.274        78.31                 604
------------------------------------------------------------------------
TOTAL:                       7.220        78.41                 607


                                               AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE    AVG CURRENT
MORTGAGE INSURANCE          NUMBER OF LOANS           CUT-OFF DATE                        AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
YES                                0                      $0.00
NO                               4,522               $850,901,378.97                          100.00                    $188,169.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           4,522               $850,901,378.97                          100.00                    $188,169.26


                           WA GROSS
MORTGAGE INSURANCE           CPN       WA COMBLTV    GWAC    WA FICO
-------------------------------------------------------------------------
YES
NO                           7.220        78.41                 607
------------------------------------------------------------------------
TOTAL:                       7.220        78.41                 607



                                               AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE    AVG CURRENT
LIEN                        NUMBER OF LOANS           CUT-OFF DATE                        AS OF CUT-OFF DATE              BALANCE
------------------------------------------------------------------------------------------------------------------------------------
1                                4,522               $850,901,378.97                          100.00                    $188,169.26
2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           4,522               $850,901,378.97                          100.00                    $188,169.26



                           WA GROSS
LIEN                          CPN       WA COMBLTV    GWAC    WA FICO
-------------------------------------------------------------------------
1                            7.220        78.41                 607
2
------------------------------------------------------------------------
TOTAL:                       7.220        78.41                 607



                                            AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE     AVG CURRENT
SEASONING(MOS)     NUMBER OF LOANS                  CUT-OFF DATE                         AS OF CUT-OFF DATE               BALANCE
------------------------------------------------------------------------------------------------------------------------------------
3                         4                           $624,824.66                                0.07                   $156,206.17
4                       3,708                       $680,163,858.33                             79.93                   $183,431.46
5                        735                        $152,984,886.79                             17.98                   $208,142.70
6                         67                        $15,786,958.21                               1.86                   $235,626.24
7                         6                          $1,051,695.41                               0.12                   $175,282.57
8                         1                           $131,264.13                                0.02                   $131,264.13
9                         1                           $157,891.44                                0.02                   $157,891.44
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  4,522                       $850,901,378.97                             100.00                  $188,169.26





SEASONING(MOS)                WA GROSS CPN            WA COMBLTV          GWAC         WA FICO
----------------------------------------------------------------------------------------------
3                                 7.870                 94.02                            611
4                                 7.308                 77.98                            600
5                                 6.917                 79.87                            633
6                                 6.348                 82.03                            652
7                                 6.918                 76.00                            611
8                                 7.300                 86.42                            508
9                                 6.600                 80.00                            637
----------------------------------------------------------------------------------------------
TOTAL:                            7.220                 78.41                            607



COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS



                                          AGGREGATE PRINCIPAL BALANCE AS OF      % OF AGGREGATE PRINCIPAL BALANCE       AVG CURRENT
COMBINED LTVS        NUMBER OF LOANS              CUT-OFF DATE                           AS OF CUT-OFF DATE                BALANCE
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                9                     $795,649.83                                  0.09                      $88,405.54
25.01 - 30.00               9                     $946,603.17                                  0.11                     $105,178.13
30.01 - 35.00               5                     $514,624.14                                  0.06                     $102,924.83
35.01 - 40.00               21                   $2,708,135.74                                 0.32                     $128,958.84
40.01 - 45.00               23                   $4,035,403.05                                 0.47                     $175,452.31
45.01 - 50.00               53                   $7,697,779.48                                 0.90                     $145,241.12
50.01 - 55.00               72                  $11,480,444.15                                 1.35                     $159,450.61
55.01 - 60.00              124                  $20,508,545.74                                 2.41                     $165,391.50
60.01 - 65.00              239                  $43,538,193.02                                 5.12                     $182,168.17
65.01 - 70.00              361                  $64,464,153.32                                 7.58                     $178,571.06
70.01 - 75.00              542                  $100,957,231.56                               11.86                     $186,267.95
75.01 - 80.00             1,676                 $323,761,649.45                               38.05                     $193,175.21
80.01 - 85.00              642                  $126,764,465.64                               14.90                     $197,452.44
85.01 - 90.00              548                  $103,810,565.84                               12.20                     $189,435.34
90.01 - 95.00              164                  $32,671,997.05                                 3.84                     $199,219.49
95.01 - 100.00              34                   $6,245,937.79                                 0.73                     $183,704.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    4,522                 $850,901,378.97                               100.00                    $188,169.26




COMBINED LTVS      WA GROSS CPN           WA COMBLTV          GWAC         WA FICO
----------------------------------------------------------------------------------
0.01 - 25.00           7.287                 18.13                            567
25.01 - 30.00          7.323                 27.72                            573
30.01 - 35.00          7.196                 32.58                            570
35.01 - 40.00          6.958                 38.43                            557
40.01 - 45.00          6.885                 43.15                            588
45.01 - 50.00          7.143                 48.00                            572
50.01 - 55.00          7.075                 52.72                            565
55.01 - 60.00          7.155                 57.72                            580
60.01 - 65.00          7.275                 63.55                            573
65.01 - 70.00          7.405                 68.73                            575
70.01 - 75.00          7.434                 74.03                            576
75.01 - 80.00          6.942                 79.69                            626
80.01 - 85.00          7.330                 84.65                            599
85.01 - 90.00          7.452                 89.59                            625
90.01 - 95.00          7.607                 94.78                            645
95.01 - 100.00         8.624                 100.00                           674
----------------------------------------------------------------------------------
TOTAL:                 7.220                 78.41                            607




OWNER OCCUPANCY OF MORTGAGE LOANS




                                          AGGREGATE PRINCIPAL BALANCE AS OF   % OF AGGREGATE PRINCIPAL BALANCE          AVG CURRENT
OWNER OCCUPANCY       NUMBER OF LOANS                CUT-OFF DATE                   AS OF CUT-OFF DATE                    BALANCE
------------------------------------------------------------------------------------------------------------------------------------
OWNER                      4,300                   $814,124,843.91                        95.68                         $189,331.36
INVESTMENT                  188                    $29,192,096.21                          3.43                         $155,277.11
SECOND HOME                  34                     $7,584,438.85                          0.89                         $223,071.73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     4,522                   $850,901,378.97                        100.00                        $188,169.26



OWNER OCCUPANCY     WA GROSS CPN           WA COMBLTV          GWAC         WA FICO
-----------------------------------------------------------------------------------
OWNER                  7.198                 78.38                            606
INVESTMENT             7.743                 78.46                            641
SECOND HOME            7.537                 80.62                            661
-----------------------------------------------------------------------------------
TOTAL:                 7.220                 78.41                            607



PROPERTY TYPES OF MORTGAGE LOANS

                                              AGGREGATE PRINCIPAL BALANCE AS OF     % OF AGGREGATE PRINCIPAL BALANCE   AVG CURRENT
PROPERTY TYPE            NUMBER OF LOANS               CUT-OFF DATE                     AS OF CUT-OFF DATE             BALANCE
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED         3,501                  $635,767,131.06                          74.72                   $181,595.87
DEMINIMUS PUD                   393                   $84,766,138.69                            9.96                   $215,689.92
CONDO                           253                   $46,630,558.68                            5.48                   $184,310.51
2-4 FAMILY                      249                   $61,708,589.05                            7.25                   $247,825.66
PUD                             126                   $22,028,961.49                            2.59                   $174,833.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         4,522                  $850,901,378.97                          100.00                  $188,169.26


PROPERTY TYPE            WA GROSS CPN           WA COMBLTV        GWAC          WA FICO
-----------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED        7.219                 78.26                            603
DEMINIMUS PUD                 7.202                 79.42                            608
CONDO                         7.235                 77.79                            624
2-4 FAMILY                    7.294                 78.74                            630
PUD                           7.075                 79.22                            616
-----------------------------------------------------------------------------------------
TOTAL:                        7.220                 78.41                            607


LOAN PURPOSE OF MORTGAGE LOANS


                                                AGGREGATE PRINCIPAL BALANCE AS OF     % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
LOAN PURPOSE                 NUMBER OF LOANS              CUT-OFF DATE                     AS OF CUT-OFF DATE             BALANCE
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE                         1,442                  $299,831,509.17                         35.24                   $207,927.54
REFINANCE - CASHOUT              2,862                  $519,577,942.75                         61.06                   $181,543.66
REFINANCE - RATE TERM             218                   $31,491,927.05                           3.70                   $144,458.38
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           4,522                  $850,901,378.97                         100.00                  $188,169.26



LOAN PURPOSE               WA GROSS CPN           WA COMBLTV        GWAC          WA FICO
-----------------------------------------------------------------------------------------
PURCHASE                      7.022                 82.25                            649
REFINANCE - CASHOUT           7.329                 76.06                            584
REFINANCE - RATE TERM         7.302                 80.53                            594
-----------------------------------------------------------------------------------------
TOTAL:                        7.220                 78.41                            607



DOCUMENT TYPE OF MORTGAGE LOANS



                                                AGGREGATE PRINCIPAL BALANCE AS OF     % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
DOCUMENT TYPE                 NUMBER OF LOANS              CUT-OFF DATE                     AS OF CUT-OFF DATE             BALANCE
------------------------------------------------------------------------------------------------------------------------------------
STATED DOC                        1,691                 $367,726,046.21                           43.22                  $217,460.70
FULL DOC 2YR W2/TAX RETURNS       1,431                 $239,968,144.56                           28.20                  $167,692.62
FULL DOC 1YR W2                   1,245                 $210,593,675.60                           24.75                  $169,151.55
LIMITED 12MOS BK STMT              155                  $32,613,512.60                             3.83                  $210,409.76
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,522                 $850,901,378.97                           100.00                 $188,169.26



DOCUMENT TYPE                 WA GROSS CPN           WA COMBLTV        GWAC          WA FICO
--------------------------------------------------------------------------------------------
STATED DOC                       7.444                 79.46                            631
FULL DOC 2YR W2/TAX RETURNS      7.057                 78.68                            593
FULL DOC 1YR W2                  7.051                 76.07                            583
LIMITED 12MOS BK STMT            6.974                 79.62                            606
--------------------------------------------------------------------------------------------
TOTAL:                           7.220                 78.41                            607


PRODUCT TYPE OF MORTGAGE Loans



                                                AGGREGATE PRINCIPAL BALANCE AS OF     % OF AGGREGATE PRINCIPAL BALANCE  AVG CURRENT
PRODUCT TYPE                  NUMBER OF LOANS              CUT-OFF DATE                     AS OF CUT-OFF DATE            BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR                         3,641                 $622,028,176.82                         73.10                  $170,839.93
2/28 LIBOR - 24 Month IO            611                  $169,937,712.85                         19.97                  $278,130.46
1 MONTH LIBOR - 120 MONTH IO         74                  $23,254,532.17                           2.73                  $314,250.43
3/27 LIBOR                          141                  $22,173,177.25                           2.61                  $157,256.58
3/27 LIBOR - 36 MONTH IO             55                  $13,507,779.88                           1.59                  $245,596.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,522                 $850,901,378.97                         100.00                 $188,169.26




PRODUCT TYPE                      WA GROSS CPN        WA COMBLTV    GWAC          WA FICO
-----------------------------------------------------------------------------------------
2/28 LIBOR                           7.458              77.50                        585
2/28 LIBOR - 24 MONTH IO             6.669              80.89                        665
1 MONTH LIBOR - 120 MONTH IO         5.297              81.73                        729
3/27 LIBOR                           7.091              79.49                        626
3/27 LIBOR - 36 MONTH IO             6.693              81.43                        646
----------------------------------------------------------------------------------------
TOTAL:                               7.220              78.41                        607


GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS



                                       AGGREGATE PRINCIPAL BALANCE AS OF         % OF AGGREGATE PRINCIPAL BALANCE       AVG CURRENT
STATE              NUMBER OF LOANS                CUT-OFF DATE                        AS OF CUT-OFF DATE                 BALANCE
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA              1,354                   $362,997,717.63                             42.66                       $268,092.85
FLORIDA                  344                     $48,729,523.86                              5.73                       $141,655.59
NEW YORK                 166                     $43,730,626.78                              5.14                       $263,437.51
OTHER                   2,658                   $395,443,510.70                             46.47                       $148,774.83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  4,522                   $850,901,378.97                             100.00                      $188,169.26


STATE               WA GROSS CPN        WA COMBLTV       GWAC     WA FICO
-------------------------------------------------------------------------
CALIFORNIA             6.754               77.01                    624
FLORIDA                7.604               78.76                    589
NEW YORK               7.432               77.80                    598
OTHER                  7.576               79.71                    595
-------------------------------------------------------------------------
TOTAL:                 7.220               78.41                    607



PREPAY PENALTY FOR MORTGAGE LOANS


                                          AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE         AVG CURRENT
PREPAY  PENALTY      NUMBER OF LOANS              CUT-OFF DATE                        AS OF CUT-OFF DATE                  BALANCE
------------------------------------------------------------------------------------------------------------------------------------
HAS PREPAY PENALTY      3,458                   $650,825,316.85                            76.49                       $188,208.59
NONE                    1,064                   $200,076,062.12                            23.51                       $188,041.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  4,522                   $850,901,378.97                           100.00                       $188,169.26




PREPAY  PENALTY      WA GROSS CPN        WA COMBLTV       GWAC     WA FICO
--------------------------------------------------------------------------
HAS PREPAY PENALTY     7.123               78.06                    605
NONE                   7.534               79.55                    613
--------------------------------------------------------------------------
TOTAL:                 7.220               78.41                    607



PREPAY TERM FOR MORTGAGE LOANS



                                          AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE         AVG CURRENT
PREPAY TERM          NUMBER OF LOANS              CUT-OFF DATE                        AS OF CUT-OFF DATE                  BALANCE
------------------------------------------------------------------------------------------------------------------------------------
12                         105                 $23,003,052.66                              2.70                         $219,076.69
24                        3,209               $602,419,894.94                             70.80                         $187,728.23
36                         144                 $25,402,369.25                              2.99                         $176,405.34
NO PREPAY PENALTY         1,064               $200,076,062.12                             23.51                         $188,041.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    4,522               $850,901,378.97                             100.00                        $188,169.26





PREPAY TERM          WA GROSS CPN        WA COMBLTV       GWAC     WA FICO
--------------------------------------------------------------------------
12                      7.604               78.18                    608
24                      7.120               77.99                    604
36                      6.748               79.56                    638
NO PREPAY PENALTY       7.534               79.55                    613
--------------------------------------------------------------------------
TOTAL:                  7.220               78.41                    607




FICO SCORES OF MORTGAGE LOANS


                                          AGGREGATE PRINCIPAL BALANCE AS OF    % OF AGGREGATE PRINCIPAL BALANCE    AVG CURRENT
FICO SCORES          NUMBER OF LOANS              CUT-OFF DATE                        AS OF CUT-OFF DATE             BALANCE
------------------------------------------------------------------------------------------------------------------------------------
500 TO 519                 444                  $61,483,632.53                         7.23                       $138,476.65
520 TO 539                 561                  $88,146,381.71                        10.36                       $157,123.68
540 TO 559                 568                  $90,772,084.27                        10.67                       $159,810.01
560 TO 579                 471                  $79,456,331.52                         9.34                       $168,697.09
580 TO 599                 525                  $97,770,145.04                        11.49                       $186,228.85
600 TO 619                 428                  $84,401,777.16                         9.92                       $197,200.41
620 TO 639                 396                  $79,091,238.65                         9.29                       $199,725.35
640 TO 659                 366                  $81,465,417.78                         9.57                       $222,583.11
660 TO 679                 297                  $63,778,159.68                         7.50                       $214,741.28
680 TO 699                 185                  $46,493,163.76                         5.46                       $251,314.40
700 TO 719                 124                  $34,360,220.82                         4.04                       $277,098.56
720 TO 739                  55                  $14,340,601.00                         1.69                       $260,738.20
740 TO 759                  49                  $13,410,464.67                         1.58                       $273,682.95
760 TO 779                  32                  $9,187,461.09                          1.08                       $287,108.16
780 TO 799                  16                  $5,181,000.73                          0.61                       $323,812.55
800 TO 819                  5                   $1,563,298.56                          0.18                       $312,659.71
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    4,522                $850,901,378.97                        100.00                      $188,169.26




FICO SCORES    WA GROSS CPN        WA COMBLTV       GWAC     WA FICO
--------------------------------------------------------------------
500 TO 519        8.501               73.35                    510
520 TO 539        8.077               74.28                    530
540 TO 559        7.775               75.40                    550
560 TO 579        7.452               76.51                    569
580 TO 599        7.097               78.36                    589
600 TO 619        6.877               79.78                    609
620 TO 639        6.817               80.69                    629
640 TO 659        6.900               80.73                    649
660 TO 679        6.707               80.89                    669
680 TO 699        6.568               82.46                    688
700 TO 719        6.553               81.21                    708
720 TO 739        6.405               82.88                    727
740 TO 759        6.516               81.38                    749
760 TO 779        6.247               82.33                    768
780 TO 799        5.869               83.08                    787
800 TO 819        6.335               84.91                    806
--------------------------------------------------------------------
TOTAL:            7.220               78.41                    607
